CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Rafeh Hulays, President, Secretary and Treasurer of Netfone, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the quarterly report on Form 10-QSB of Netfone, Inc. for the six month period ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Netfone, Inc.

Dated: May 17, 2005

/s/ Rafeh Hulays

Rafeh Hulays

President, Secretary, Treasurer and Director

(Principal Executive Officer, Principal Financial

Officer and Principal Reporting Officer)